Exhibit 99.1

Investor Presentation August 2017

2 Forward-looking information Investor Presentation This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements address our expected future business and financial performance including our financial projections and often contain words such as “believes”, “could”, “should”, “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain and depend upon important estimates and assumptions concerning our financial and operating results, including with respect to our coal pricing expectations, many of which are subject to change. No representations or warranties are made by us as to the accuracy of any such forward-looking statements. The inclusion of this information should not be regarded as an indication that we consider it to be necessarily predictive of actual future results. The information contained herein reflect numerous estimates and assumptions with respect to coal market conditions, general economic conditions, weather conditions, natural gas prices, competition in our industry, production capacity, availability of surety bonds, and matters other matters specific to our business, all of which are difficult to predict and many of which are beyond our control. Uncertainties arise from changes in the demand for and pricing of our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. There is significant risk that our current estimates and assumptions may not be accurate and that our actual results will vary significantly from our anticipated results. Readers are cautioned not to rely on the forward-looking statements contained herein. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including, Free Cash Flow, Adjusted EBITDAR, Adjusted EBITDA and cash costs per ton. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

3 Arch Coal in brief Arch is a leading producer of metallurgical coal and the second largest producer of thermal coal in the United States We have two distinct but complementary lines of business We produce high-quality metallurgical coal in Appalachia for sale into the global steel market We produce highly cost-competitive thermal coal primarily in the Powder River Basin for sale into the U.S. power generation market Arch has deep expertise in coal mining, marketing and logistics, and levers those competencies to great effect across these two business lines We operate a streamlined portfolio of large, modern, well-capitalized and low-cost mines that can generate free cash flow at all points in the cycle Our demonstrated capabilities in mine safety and environmental stewardship underpin our strong operating record and low cost structure Investor Presentation

Arch’s Leading Position in a Resurgent Met Market

5 Source: Arch and MSHA Note: Arch’s total reflects actual met sales. Peer production numbers are estimates and assume 15% of the total volume from identified met mines is sold as thermal byproduct; actual amounts sold by peers could vary significantly from estimates. U.S. METALLURGICAL COAL PRODUCTION, 2016 (IN MILLIONS OF TONS) Arch’s mines produce a broad, globally competitive slate of met products With significant reserves and a strong pipeline of potential growth projects, our met platform is well-positioned for success We expect to produce 6.9 to 7.1 million tons of coking coal in 2017 Arch is a leading producer of metallurgical coal in the United States Investor Presentation 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 Arch Peer 1 Peer 2 Peer 3 Peer 4 Peer 5

Arch operates large, modern, highly efficient metallurgical mines and is the leading producer of High-vol A coking coal U.S. ESTIMATED HIGH-VOL A MET COAL PRODUCTION, 2016 (IN MILLIONS OF TONS) Low-cost, diverse suite of metallurgical products 6 Source: Arch and MSHA Note: Production includes some percentage of thermal byproduct Investor Presentation Mountain Laurel HIGH-VOL B Longwall operation and proven mainstay of U.S. met supply; strong, loyal customer base Beckley LOW-VOL Low-cost, low-vol mine with attractive quality characteristics, including high coke strength Sentinel HIGH-VOL A Top-tier high-vol mine with highly desirable fluidity Leer HIGH-VOL A World-class longwall operation with one of best cost structures in U.S. met space, producing a product well-known in global met markets 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 Arch Peer 1 Peer 2 Peer 3 Peer 4 Peer 5

Investor Presentation 7 Source: Arch Note: 2017 guidance midpoint includes coking coal mines only; excludes Lone Mountain ARCH’S TOTAL METALLURGICAL CASH COSTS ($ PER TON) We have achieved significant cost reductions at our mines in recent years As a result, our met mines are among the most cost-competitive in the U.S. We expect our metallurgical cash costs to be in the $51 to $56 range for 2017 – a level we believe is sustainable moving forward Arch has a proven record of managing operational costs Guidance Midpoint* Down Down +20% 20 30 40 50 60 70 80 2012 2013 2014 2015 2016 2017

8 Source: Wood Mackenzie and Arch Note: Arch’s costs reflect 2017 midpoint of cash cost guidance of its four coking coal mines: Beckley, Leer, Mountain Laurel and Sentinel Along with its premium product slate, Arch’s metallurgical portfolio has a highly competitive and sustainable cost structure positioned at the low end of the industry cost curve ADJUSTED COST CURVE OF U.S. METALLURGICAL COAL SUPPLY (CASH COST PER METRIC TON, FOB MINE) Investor Presentation $120 $160 $100 $80 $180 35 55 $0 5 $140 15 $20 $40 $60 10 0 60 50 40 30 20 25 45 Cumulative Total Met Coal Production Arch

9 Source: Arch ARCH’S METALLURGICAL SHIPMENTS BY DEMAND REGION, 2016 High-quality, high-vol coals will remain a cornerstone of European coke blends Arch is focused largely on the High-vol A segment, and enjoys a quality and freight advantage in the Atlantic Basin relative to Australian supply U.S. metallurgical coals – particularly high-vol products – are a core component of global coke blends Canada Europe U.S. Investor Presentation Asia Brazil SEABORNE SHIPMENTS NORTH AMERICAN SHIPMENTS

10 After retracing post the cyclone, metallurgical prices have surged again Source: Platts Note: Platts Daily Assessments, U.S. East Coast as of August 4, 2017 We believe global metallurgical markets remain in healthy balance High-Vol A products continue to trade at a premium, reflecting their relative scarcity MONTHLY AVERAGE HIGH-VOL A ASSESSMENT, U.S. EAST COAST ($ PER METRIC TON) at 8/4/17 Investor Presentation LV: $172.50 HVB: $141.00 HVA: $173.50 $0 $50 $100 $150 $200 $250 $300

Global coking coal demand appears well-supported HOT METAL STEEL GLOBAL STEEL AND HOT METAL PRODUCTION (IN MILLIONS OF METRIC TONS) Source: World Steel Association and Platts Note: Domestic Chinese prices are converted to a CFR seaborne equivalent and assessed on a weekly basis 1H-16 1H-17 CHINESE METALLURGICAL IMPORTS (IN MILLIONS OF METRIC TONS) CHINESE DOMESTIC VS. SEABORNE METALLURGICAL PRICING ($ PER METRIC TON) CHINESE* SEABORNE Up 38% Investor Presentation 11 809 836 583 597 1H-2016 1H-2017 27 36 Q1-16 Q1-17 $50 $100 $150 $200 $250 $300 $350

Source: Arch PROJECTED GLOBAL SEABORNE SUPPLY, 2017 (IN MILLIONS OF METRIC TONS) New metallurgical supply is coming into the market in response to recent price strength We are forecasting a 15-million-ton net global supply response in 2017 Much of the 2017 supply response consists of higher cost production returning to the market We believe the market can absorb this additional supply Investor Presentation 12 -6 -4 -2 0 2 4 6 8 10 12

Source: Platts and Arch HISTORICAL HARD COKING COAL BENCHMARK PRICES ($ PER METRIC TON) Down Chinese policy restrictions Supply disruptions and increased Chinese imports Tropical Cyclone Debbie Investor Presentation Even minor supply disruptions have spurred strong moves higher in recent months, suggesting a well-balanced market Flooding in Shaanxi Australian production disruptions China relaxes policy restrictions 13 $0 $50 $100 $150 $200 $250 $300 $350

14 Arch has extensive, comparable, low-cost reserves adjacent to its flagship Leer mine Reserves are comparable in geology and High-Vol A coal quality, and will support decades of mining This 130-million-ton adjacent reserve block could support additional longwall operations as well as low-cost room and pillar mining Reserves are owned in fee, which greatly enhances development economics Investor Presentation Source: Arch

Arch’s Well-Positioned Thermal Coal Franchise

16 Arch’s thermal portfolio is anchored by one of the largest and most efficient thermal mines in the world Arch produces the vast majority of its thermal coal from its operations in the Powder River Basin of Wyoming The PRB benefits from superior geology and a low emissions profile Arch’s flagship thermal operation is the low-cost Black Thunder mine Highest heat content coal in the southern PRB Located on the joint rail line Cost-competitively ships coal into every major power generation market in the U.S. Rightsized to produce 70 to 80 million tons annually Coal Creek mine rounds out Arch’s strong PRB portfolio This low-cost, low-ratio operation is well-positioned on the joint line and serves a stable customer base Investor Presentation

Source: Consensus forecast includes EIA, PIRA, DTC, IHS, EVA and SNL ANNUAL PRB PRODUCTION, CONSENSUS FORECAST (IN MILLIONS OF TONS) We expect PRB demand to remain sizable and stable in the five-year timeframe We expect PRB’s market share to increase modestly at the expense of other basins Demand for high-quality 8,800 Btu coal is expected to grow Black Thunder’s output is currently approaching 9,000 Btus and is particularly well-positioned Investor Presentation 17 0 50 100 150 200 250 300 350 400 2016A 2017 2018 2019 2020 2021

18 Arch’s PRB-anchored thermal portfolio is supplemented by low-cost operations in other key basins Investor Presentation PRB WBIT ILB CAPP Viper is an efficient Illinois deep mine supported by a long-term supply contract with a nearby municipal generator and complementary industrial customers. Knight Hawk, in which Arch holds a 49-percent equity interest, is a mid-sized ILB producer with one of the lowest net cost structures in the region. Coal-Mac is a low-cost West Virginia surface mine with an established customer base and access to both Tier 1 Eastern railroads. West Elk is a low-cost Colorado longwall mine that produces high-heat, low-sulfur coal for domestic and international power generators as well as industrial customers throughout the Southwest. Note: 2016 sales volumes: Coal-Mac – 2.1 million tons; Viper – 1.7 million tons; West Elk – 4.2 million tons; Knight Hawk (100%) – 4.5 million tons.

Investor Presentation 19 Source: Arch, EIA, and Ventyx Note: Includes estimated transportation charge; incremental non-fuel costs; and appropriate heat rate differentials for NGCC and coal plants PRB BREAK EVEN HENRY HUB PRICES ($ PER MMBTU) At $3 natural gas, the PRB is in the money (on average) in all regions other than Texas (ERCOT), where it’s close The PRB is well-positioned to compete against natural gas, even in a lower pricing environment 45% 74% 89% 30% 49% 57% PRB weighted average break even price Share of PRB in region’s coal generation mix $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 WECC MRO SPP RFC SERC ERCOT

20 Source: NYMEX Note: Consensus includes Credit Suisse, Goldman Sachs, J.P. Morgan, Macquarie, EIA, DTC, PIRA and Wood Mac NATURAL GAS CONSENSUS FORECAST FUTURES CURVE ($ PER MMBTU) $2.99 $3.25 $3.00 $3.20 $2.77 $2.81 $2.92 $3.22 NYMEX Futures Strip Consensus Forecast The consensus forecast shows natural gas averaging above $3 per MMBtu in future years Investor Presentation 2017 2018 2019 2020

21 Investor Presentation 2014 2015 2016 PRB-SERVED GENERATOR STOCKPILES (IN MILLIONS OF TONS) Assuming normal weather for the remainder of 2017 and relatively stable natural gas pricing, stockpiles could fall below 70 days of supply While still above projected target levels, it’s a dramatic improvement from year-end 2015 Generator stockpiles are still elevated, but liquidation is ongoing NATIONWIDE GENERATOR STOCKPILES (IN MILLIONS OF TONS) 2015 2017 2016 2015 2017 2016 0 50 100 150 200 250 0 20 40 60 80 100 120

Arch’s Leading Position in a Strengthening Met Market Arch’s Strong Financial Position

23 Arch has a strong and simplified capital structure Investor Presentation Source: Arch . PRINCIPAL ($ IN MILLIONS) New Term Loan $363 Successfully refinanced its senior secured term loan Trimmed debt level by more than $25 million Reduced annual interest expense by approximately 50 percent $300-million term loan 7-year term (2024) L+400 Pre-payable at par Cash balance of more than $490 million at 6/30/2017 Interest Expense Equipment Financing $334 TOTAL INTEREST EXPENSE ($ IN MILLIONS) $38 $25 Post-Emergence New Post-Emergence New

24 Arch has initiated a capital redeployment plan designed to greatly enhance shareholder value while ensuring sufficient liquidity Given Arch’s strong balance sheet, modest capital needs, ongoing strategic initiatives and confidence in future cash flows, the company recently announced Recurring quarterly dividend of $0.35 per share, or $35 million annually Share repurchase authorization of $300 million Through June 30, 2017, Arch repurchased $51 million of shares outstanding and paid $8.6 million in dividends Arch expects to continue to make significant and ongoing purchases under the existing authorization Investor Presentation

25 Looking ahead Global metallurgical markets are strong, and fundamentals appear supportive going forward Domestic thermal fundamentals are steadily improving Arch’s operations – on both the metallurgical and thermal sides – are sustainable through all points of the cycle Our financial position is rock-solid and cash requirements should remain modest for the foreseeable future We have implemented a robust cash return policy that we believe will drive significant value for shareholders We have an exceptional Appalachian reserve position with some of the industry’s best undeveloped metallurgical properties Investor Presentation

Investor Presentation August 2017